Exhibit 10.3

RESTRICTED STOCK GRANT NOTICE
UNDER THE
SeaWorld Entertainment, Inc.
2017 OMNIBUS INCENTIVE PLAN
(Employees – Annual Incentive Plan Award)

SeaWorld Entertainment, Inc., a Delaware corporation (the “Company”), pursuant to its 2017 Omnibus Incentive Plan (the “Plan”), hereby grants to the Participant set forth below the number of shares of Restricted Stock set forth below.  The shares of Restricted Stock are subject to all of the terms and conditions as set forth herein, in the Restricted Stock Agreement (attached hereto or previously provided to the Participant in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan.

Participant:	[Participant Name]
Date of Grant:	[Date of Grant]
Performance Period:	The period commencing on January 1, 2017 and ending on December 31, 2017 (the “Performance Period”)

Target Number of

Shares of Restricted Stock:	[Target No. of Shares of Restricted Stock]

Maximum Number of

Shares of Restricted Stock	[Maximum No. of Shares of Restricted Stock at Maximum Level of Performance]
Vesting Schedule:	The shares of Restricted Stock shall vest at such times and in such amounts as set forth in Exhibit A to the Restricted Stock Agreement.

***

THE UNDERSIGNED PARTICIPANT ACKNOWLEDGES RECEIPT OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF SHARES OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS OF THIS RESTRICTED STOCK GRANT NOTICE, THE RESTRICTED STOCK AGREEMENT AND THE PLAN.

SeaWorld Entertainment, Inc.Participant1

________________________________________________________________
By: [Participant Name]
Title:

[1]

To the extent that the Company has established, either itself or through a third-party plan administrator, the ability to accept this award electronically, such acceptance shall constitute the Participant’s signature hereof.

RESTRICTED STOCK AGREEMENT
UNDER THE
SeaWorld Entertainment, Inc.
2017 OMNIBUS INCENTIVE PLAN

Pursuant to the Restricted Stock Grant Notice (the “Grant Notice”) delivered to the Participant (as defined in the Grant Notice), and subject to the terms of this Restricted Stock Agreement (this “Restricted Stock Agreement”) and the SeaWorld Entertainment, Inc. 2017 Omnibus Incentive Plan (the “Plan”), SeaWorld Entertainment, Inc., a Delaware corporation (the “Company”), and the Participant agree as follows.  Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

1. Grant of Shares of Restricted Stock.  Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to the Participant the number of shares of Restricted Stock provided in the Grant Notice.  The Company may make one or more additional grants of shares of Restricted Stock to the Participant under this Restricted Stock Agreement by providing the Participant with a new Grant Notice, which may also include any terms and conditions differing from this Restricted Stock Agreement to the extent provided therein.  The Company reserves all rights with respect to the granting of additional shares of Restricted Stock hereunder and makes no implied promise to grant additional shares of Restricted Stock.

2. Vesting.  Subject to the conditions contained herein and in the Plan, the shares of Restricted Stock shall vest and the restrictions on such shares of Restricted Stock shall lapse as provided in Exhibit A attached hereto.  With respect to any share of Restricted Stock, the period of time that such share of Restricted Stock remains subject to vesting shall be its Restricted Period.

3. Issuance of Shares of Restricted Stock.  The provisions of Section 9(d)(i) of the Plan are incorporated herein by reference and made a part hereof.

4. Treatment of Shares of Restricted Stock Upon Termination.  The provisions of Sections 9(b) of the Plan are incorporated herein by reference and made a part hereof.  In the event the Participant undergoes a Termination, the treatment of the unvested shares of Restricted Stock shall be set forth in Exhibit A attached hereto.

5. Company; Participant.

(a) The term “Company” as used in this Restricted Stock Agreement with reference to employment shall include the Company and its Subsidiaries.

(b) Whenever the word “Participant” is used in any provision of this Restricted Stock Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the shares of Restricted Stock may be transferred by will or by the laws of descent and distribution, the word “Participant” shall be deemed to include such person or persons.

6. Non-Transferability. The shares of Restricted Stock are not transferable by the Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) except to Permitted Transferees in accordance with Section 15(b) of the Plan.  Except as otherwise provided herein, no assignment or transfer of the shares of Restricted Stock, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the shares of Restricted Stock shall terminate and become of no further effect.

7. Rights as Stockholder; Legend. The provisions of Sections 9(b) and 9(e) of the Plan are incorporated herein by reference and made a part hereof; provided, that no cash or in-kind dividends shall be payable with respect to any shares of Restricted Stock with respect to which the applicable restrictions have not lapsed, and any such dividends shall be withheld by the Company and delivered (without interest) to the Participant within fifteen (15) days only when, and if, such shares of Restricted Stock shall become vested pursuant to Section 2.

8. Tax Withholding. The provisions of Section 15(d) of the Plan are incorporated herein by reference and made a part hereof.

9. Notice.  Every notice or other communication relating to this Restricted Stock Agreement between the Company and the Participant shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by such party in a notice mailed or delivered to the other party as herein provided; provided that, unless and until some other address be so designated, all notices or communications by the Participant to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Corporate Secretary, and all notices or communications by the Company to the Participant may be given to the Participant personally or may be mailed to the Participant at the Participant’s last known address, as reflected in the Company’s records.  Notwithstanding the above, all notices and communications between the Participant and any third-party plan administrator shall be mailed, delivered, transmitted or sent in accordance with the procedures established by such third-party plan administrator and communicated to the Participant from time to time.

10. No Right to Continued Service.  This Restricted Stock Agreement does not confer upon the Participant any right to continue as an employee or service provider to the Service Recipient or any other member of the Company Group.

11. Binding Effect.  This Restricted Stock Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

12. Waiver and Amendments.  Except as otherwise set forth in Section 14 of the Plan, any waiver, alteration, amendment or modification of any of the terms of this Restricted Stock Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company’s behalf by the Committee.  No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

13. Clawback/Repayment.  This Restricted Stock Agreement shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law.  In addition, if the Participant receives any amount in excess of what the Participant should have received under the terms of this Restricted Stock Agreement for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), then the Participant shall be required to repay any such excess amount to the Company.

14. Detrimental Activity.  Notwithstanding anything to the contrary contained herein or in the Plan, if the Participant has engaged in or engages in any Detrimental Activity, as determined by the Committee, then the Committee may, in its sole discretion, take actions permitted under the Plan, including: (i) cancel any or all of the outstanding shares of Restricted Stock, or (ii) require that the Participant forfeit any gain realized on the vesting of the Restricted Stock, and repay such gain to the Company.

15. Right to Offset.  The provisions of Section 15(x) of the Plan are incorporated herein by reference and made a part hereof.

16. Governing Law. This Restricted Stock Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.  Notwithstanding anything contained in this Restricted Stock Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by the Participant or the Company relating to this Restricted Stock Agreement, the Grant Notice or the Plan, the Participant hereby submits to the exclusive jurisdiction of and venue in the courts of Delaware.  THE PARTICIPANT IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.

17. Plan. The terms and provisions of the Plan are incorporated herein by reference.  In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Restricted Stock Agreement, the Plan shall govern and control.

Exhibit A

1. Normal Vesting of Restricted Stock.

(a) The Performance Period shall mean the period from January 1, 2017 to December 31, 2017.  Fifty percent (50%) of the “Target Number of Shares of Restricted Stock” provided on the Grant Notice will be eligible to be earned based on the Adjusted EBITDA Component (as set forth in Section 1(b)(A) below), thirty percent (30%) of the “Target Number of Shares of Restricted Stock” provided on the Grant Notice will be eligible to be earned based on the Total Revenue Component (as set forth in Section 1(b)(B) below) and twenty percent (20%) of the “Target Number of Shares of Restricted Stock” provided on the Grant Notice will be eligible to be earned based on the EBITDA Margin Component (as set forth in Section 1(b)(C) below), in each case, (based on a multiple from zero percent (0%) up to a maximum of two hundred percent (200%)) pursuant to Section 1(b) below at the end of the Performance Period and the Earned Amount (as defined below) will be eligible to become vested pursuant to Section 1(c) below.  The Adjusted EBITDA Component, the Total Revenue Component and the EBITDA Margin Component below shall collectively be referred to herein as the “Performance Components” and the applicable portion of the “Target Number of Shares of Restricted Stock” shall each be referred to herein as the applicable “Performance Component Percentage”.

Performance Component	Performance Component Percentage
Adjusted EBITDA	50%
Total Revenue	30%
EBITDA Margin	20%

(b) During the first ninety (90) days of the Performance Period, the Committee will determine:

(A) Adjusted EBITDA Component.  A projected Adjusted EBITDA target for the Performance Period (the “Adjusted EBITDA Target”).  For purposes of this Exhibit A, the term “Adjusted EBITDA” shall mean the Adjusted EBITDA which is publicly disclosed in (or otherwise calculated in a manner consistent with) the Company’s earnings release for the applicable fiscal year during the Performance Period.

(B) Total Revenue Component.  A projected Net Revenue for the Performance Period (the “Revenue Target”).  For purposes of Exhibit A, the term “Net Revenue” shall mean the Company’s net revenue, as reported in (or otherwise calculated in a manner consistent with) the Company’s Form 10-Ks and Form 10-Qs as filed with the U.S. Securities and Exchange Commission for the fiscal year during the Performance Period.

(C) EBITDA Margin Component. A projected EBITDA Margin for the Performance Period (the “EBITDA Margin Target”).  For purposes of Exhibit A, the term “EBITDA Margin” shall mean the percentage equal to the Adjusted EBITDA divided by the Net Revenue during the Performance Period.

In connection with the foregoing, the Company’s Chief Financial Officer shall certify in writing to the Committee the Adjusted EBITDA, the Net Revenue and the EBITDA Margin.

Following the completion of the Performance Period, the Committee will determine the “Actual Performance Percentage” for each Performance Component by calculating for the applicable Performance Component the percentage by which the Adjusted EBITDA, Net Revenue and EBITDA Margin, as applicable, met or exceeded the Adjusted EBITDA Target, Revenue Target and EBITDA Margin Target, respectively.   The number of shares of Restricted Stock that will be earned (the “Earned Amount”) with respect to each Performance Component will be based on the achievement of the Actual Performance Percentage as set forth in the table below times the applicable Performance Component Percentage set forth in the table above:

Actual Performance Percentage for the Adjusted EBITDA Component*	Percentage of Restricted Stock Earned for the Adjusted EBITDA Component***
Actual Performance Percentage less than [threshold]%	0%
Actual Performance Percentage greater than or equal to [threshold]%	30%
Actual Performance Percentage greater than or equal to [target]%	100%
Actual Performance Percentage greater than or equal to [maximum]%	200%

* For an Actual Performance Percentage at least equal to [threshold]% which falls in between the levels set forth in the table above, the Committee shall apply straight-line interpolation to determine the Earned Amount for the Adjusted EBITDA Component, provided that in no event shall the Earned Amount exceed 200% of such Performance Component.

Actual Performance Percentage for the Total Revenue Component and EBITDA Margin Component**	Percentage of Restricted Stock Earned for the Total Revenue Component and EBITDA Margin Component ***
Actual Performance Percentage less than [threshold]%	0%
Actual Performance Percentage greater than or equal to [threshold]%	30%
Actual Performance Percentage greater than or equal to [target]%	100%
Actual Performance Percentage greater than or equal to [maximum]%	200%

** For an Actual Performance Percentage at least equal to [threshold]% which falls in between the levels set forth in the table above, the Committee shall apply straight-line interpolation to determine the Earned Amount for the Total Revenue Component and EBITDA Margin Component, provided that in no event shall the Earned Amount exceed 200% of any such Performance Component.

*** By way of illustration, if the “Target Number of Shares of Restricted Stock” is [*] shares of Restricted Stock and the Company’s Actual Performance Percentage (x) for the Adjusted EBITDA Component is [*]%, (y) for the Total Revenue Component is [*]% and (z) for the EBITDA Margin Component is [*]%, then the Earned Amount with respect to Adjusted EBITDA Component, Total Revenue Component and EBITDA Component will be [*] shares ([*] shares x [*]%),[*] shares ([*] shares x [*]%) and [*] shares ([*] shares x [*]%), respectively.  [*] shares of Restricted Stock will vest on the date the Committee determines the Actual Performance Percentages for the Performance Period.

The sum of the Earned Amount for each Performance Component is referred to as the “Total Earned Amount”.  A number of shares of Restricted Stock equal to the Total Earned Amount will be eligible to vest pursuant to Section 1(c) below.

(c) Provided the Participant has not undergone a Termination on or prior to the last day of the Performance Period, a number of shares of Restricted Stock shall vest and the restrictions on such shares of Restricted Stock shall lapse on the date (the “Normal Vesting Date”) the Committee determines the Actual Performance Percentages of the Performance Period and the Company publicly discloses the Adjusted EBITDA for the Performance Period in the Company’s earnings release.  Any remaining shares of unvested Restricted Stock that do not become vested in accordance with preceding sentence (if any) shall immediately be forfeited to the Company by the Participant for no consideration as of the Normal Vesting Date.  Notwithstanding anything contained in this Restricted Stock Agreement, the Grant Notice or the Plan to the contrary, no shares of Restricted Stock shall vest in the event the Actual Performance Percentage for the Adjusted EBITDA Component is less than [threshold]% and, in such event, all shares of Restricted Stock shall immediately be forfeited to the Company by the Participant for no consideration as of the Normal Vesting Date.

2. Treatment of Shares of Restricted Stock Upon Termination.

In the Event of Participant’s Termination for any reason on or prior to the last day of the Performance Period, all unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.  For the avoidance of doubt, in the event the Participant’s Termination occurs after the last day of the Performance Period but prior to the Normal Vesting Date, the shares of Restricted Stock shall remain eligible to vest in accordance with Section 1 of this Exhibit A.